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This instrument was prepared by,
recording is requested by,
and when recorded return to:

Latham & Watkins
633 West Fifth Street
Suite 4000
Los Angeles, CA 90071-2007
Attn: John B. Sherrell, Esq.

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                                (Space above this
line for Recorder's use)

                                 AMENDMENT TO DEED
OF TRUST

     This Amendment to a Deed of Trust (the
"Agreement") is made as of the 25th date of April,1996 by and between HERITAGE HILLS
RETIREMENT, INC., a North Carolina corporation
("Grantor"), and HEALTH CARE PROPERTY INVESTORS,
INC., a Maryland corporation ("Beneficiary").


RECITALS

     A.  This document amends the Deed of Trust
with Assignment of Rents, Security Agreement and
Fixture Filing dated as of January 26, 1996 (the
"Deed of Trust"), which covers certain real property described with particularity in Exhibit
"A" attached hereto executed by Grantor in favor of Beneficiary, and recorded on February l,1996 in Book 644, Pa e 137 of the Henderson County, North
Carolina Registry.

     B. Capitalized words used in this Agreement shall have the same meaning as in the Deed of Trust unless defined herein or unless the context requires otherwise.

     C. The parties desire to amend the Deed of Trust to provide, among other things, that it secures certain additional obligations.


AGREEMENT

     Now, therefore, in consideration of the
mutual promises and agreements herein contained, the parties hereto agree as follows:

     1. OBLIGATIONS SECURED. Section 2.1 of the
Deed of Trust is amended by deleting the word
"and" from the end of Section 2.1(e), replacing the period at the end of Section 2 1 with a semi-colon, and adding the following paragraphs after
Section 2.1(f) thereof:

     (g) Payment and performance of all
obligations of Emeritus Corporation, a Washington corporation ("Emeritus Corporation") under that certain Lease (Rosewood Court Facility) dated as of March 29,1996 between Emeritus Corporation and
Beneficiary; and





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     (h) Payment and performance of all
obligations of Emeritus Corporation under that certain Contract of Acquisition dated as of March
29, 1996 between Emeritus Corporation and
Beneficiary.

     2.   RIGHTS OF BENEFICIARY. Grantor
authorizes Beneficiary, or any affiliate of Beneficiary, without giving notice to Grantor or obtaining its consent and without affecting the liability of Grantor hereunder, from time to time to: (a) modify all or any portion of the Secured
Obligations; (b) declare all sums owing under the Secured Obligations due and payable upon the occurrence of a default or event of default under the Secured Obligations; (c) make changes in the dates specified for payments of any sums payable under the Secured Obligations, and accept or deny, in its sole discretion, partial payments or performance of the Secured Obligations; (d) take and hold additional security for the performance of the obligations and the Secured Obligations and abandon fail to perfect, exchange, enforce, waive or release any such additional or existing security; (e) apply such additional or existing security for the Secured Obligations and direct the order or manner of sale thereof as, in its sole discretion may be determined by Beneficiary or any affiliate of Beneficiary; (f) apply payments received by it from Emeritus Corporation or any other person to any obligations of Emeritus
Corporation or such other person under the Secured
Obligations, in such order as Beneficiary or any affiliate of Beneficiary, shall determine in its sole discretion, whether or not any such obligations are secured by the Deed of Trust; (i) consent, in the sole discretion of Beneficiary, to the merger, consolidation, restructuring, dissolution or other change in the structure of Emeritus Corporation or any other person; (j) assign the rights under the Deed of Trust in whole or in part; and (k) consent to or permit, in Beneficiary's sole discretion, Emeritus
Corporation's assignment or subleasing of Secured
Obligations.

      3.  GENERAL WAIVERS. Emeritus Corporation
waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of Emeritus Corporation or any other guarantor or other person, or by reason of the cessation or limitation of the liability of Emeritus Corporation or any guarantor or other person from any cause other than full payment and performance of all obligations due under the Secured Obligations; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Emeritus Corporation or any other person, or any defect in the formation of Emeritus
Corporation or any other person; (c) the unenforceability or invalidity of any security or guaranty or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any right or defense based upon Beneficiaries' election of any remedy against Emeritus
Corporation or any other person; (e) any defense based upon Beneficiaries' failure to disclose to Emeritus Corporation any information concerning any person's financial condition or any other circumstances bearing on Emeritus Corporation's,
Grantor's or any other person's ability to pay and perform all obligations due under the Secured
Obligations; (f) any failure by Beneficiary to give notice to Emeritus Corporation or any other person of the sale or other disposition of security held for the Secured Obligations, and any defect in notice given by Beneficiary in connection with any such sale or disposition of security held for the Secured Obligations; (g) any failure of Beneficiary to comply with applicable laws in connection with the sale or disposition of security held for the additional obligations, including,


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without limitation, any failure by Beneficiary to
conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety's or guarantor's obligations in proportion to the principal's obligation; (i) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (j) any defense based upon Beneficiary's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section I 111(b)(2) of the Federal Bankruptcy Code or any successor statute;
(k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (1) any right of subrogation, any right to enforce any remedy which Beneficiary may have against Emeritus Corporation or any other person and any right to participate in, or benefit from, any security now or hereafter held by Beneficiary for the obligations due under the Secured Obligations; (m) presentment, demand, protest and notice of any kind, including notice of acceptance of this Agreement and of the existence, creation or incurring of new or additional guaranteed obligations; (n) the benefit of any statute of limitations affecting the liability of Emeritus Corporation or any other person, enforcement of the Secured Obligations, the liability of Emeritus hereunder or the enforcement hereof; (o) all notices of intention to accelerate and/or notice of acceleration of the Secured Obligations; (p) relief from any applicable valuation or appraisement laws; and (q) any other action by Beneficiary or any omission by Beneficiary or other failure of Beneficiary to pursue, or delay in pursuing, any other remedy in Beneficiaries s power. Emeritus Corporation agrees that the payment and performance of all obligations due under the Secured Obligations, any part thereof or other act which tolls any statute of limitations applicable to the Secured
Obligations shall similarly operate to toll the statute of limitations applicable to Grantor's liability hereunder.

     4.  REPRESENTATIONS and Warranties. As a
material inducement to Beneficiary to enter into the transactions contemplated hereby, Emeritus
Corporation represents and warrants to Beneficiary that:

     (a) This Agreement has been duly authorized, executed and delivered by Grantor and is valid, binding and enforceable against Grantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting the rights of creditors generally.

     (b) The Deed of Trust, as modified hereby, is valid; binding and enforceable against Grantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting the rights of creditors generally.

     (c) There are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Deed of Trust as modified hereby.

     (d) There are no existing Events of Default under the Deed of Trust as modified hereby, and no event has occurred and no condition exists which would constitute an Event of Default thereunder with notice or lapse of time or both.




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     (e) The representations and warranties made
by Grantor herein and in any other document delivered to Beneficiary on or before the date hereof did not contain as of the date of the delivery and does not contain as of the date hereof a materially untrue statement and did not omit as of the date of delivery and does not omit as of the date hereof any material fact necessary to make such representations and warranties not misleading.

     5.  WAIVER OF RIGHTS OF SUBROGATION.
Notwithstanding anything to the contrary contained herein or in any other document to which Emeritus
Corporation is a party, until all obligations under the Deed of Trust and this Agreement are fully paid and performed, Grantor hereby expressly waives any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, or to an accommodation party against the party accommodated, and which Grantor may have or hereafter acquire against any other person in connection with or as a result of Grantor's execution, delivery and/or performance of the Deed of Trust or this Agreement or any other document to which Grantor is a party. Grantor agrees that it shall not have or assert any such rights against any person (including any surety), either directly or as an attempted setoff to any action commenced against Emeritus Corporation by any person (whether as borrower or in any other capacity) or by Beneficiary. Grantor hereby acknowledges and agrees that this waiver is intended to benefit Beneficiary and shall not limit or otherwise affect Grantor's liability hereunder, under any other document to which Grantor is a party, or the enforceability hereof or thereof.

     6. GRANTOR'S RESERVATION OF RIGHTS
Notwithstanding any other provision of this
Agreement:

     (i) the Grantor does not intend to waive any of its rights or remedies as a result of any breach by Beneficiary of its covenants not to consent to assignment of, or alter or amend, the Painted Post Lease prior to its assignment to Painted Post Partners;

     (ii) nothing in this Agreement is intended to constitute a consent to alter or amend the Painted
Post Lease prior to its assignment to Painted Post
Partners; and

     (iii) nothing in this Agreement is intended to constitute a consent by Grantor to any consent by Beneficiary to assignment of the Painted Post
Lease to any party other than Painted Post
Partners.

     7. FINANCIAL CONDITION OF GRANTOR; LIMITATION
ON OBLIGATIONS SECURED. Grantor represents and warrants to Beneficiary that (i) Grantor is not engaged in an transaction or business, including without limitation the transaction contemplated hereby, for which Grantor's assets are unreasonably small in relation to the transaction or business, and (ii) Grantor has not incurred and does not intend to incur indebtedness beyond its ability to pay as such indebtedness becomes due.
Notwithstanding anything to the contrary in the Agreement, the amount of the Secured Obligations secured by the Deed of Trust shall be limited to the sum of (a) the total value of the benefits if any, received by Grantor from the transactions contemplated by the




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Secured Obligations, and (b) the maximum amount of
the Secured Obligations that can be undertaken by Grantor without causing Grantor's liabilities to exceed Grantor's assets after consideration is given to any rights of the Grantor in the nature of contribution and indemnity arising out of Grantor's execution, delivery and performance of this Agreement.

     8. EFFECT OF AGREEMENT. Except to the extent expressly modified by this Agreement, the Deed of Trust and any and alt documents executed or delivered pursuant thereto shall remain in full force and effect. Without limiting the foregoing, since the date of the Deed of Trust, except as set forth herein there have been no modifications, amendments or other charges of any kind whatsoever in the Deed of Trust, whether written oral or by course of dealing.

[CORPORATE SEAL]
"Grantor"

Attest:
HERITAGE HILLS RETIREMENT, INC., a

North Carolina corporation

   /s/ Kelly J. Price
/s/ Raymond R. Brandstrom
        Secretary
President
--------------------------------------
-----------------------------------------



[CORPORATE SEAL]
"Beneficiary"

Attest:
HEALTH CARE PROPERTY INVESTORS,

INC., a Maryland corporation

/s/  Edward J. Henning
/s/ Stephen R. Maulbetsch
        Secretary
Senior Vice President
--------------------------------------
-----------------------------------------



















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STATE OF WASHINGTON     )

)
COUNTY OF KING                  )

     This is to certify on the 1st day of May
1996, before me personally came Raymond R.
Brandstrom, who, being by me duly sworn, says that he is President of Heritage Hills Retirement,
Inc., and Kelly J. Price is the Secretary of
Heritage Hills Retirement, Inc., the corporation described herein and which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal, and the name of the corporation was subscribed thereto by the said President, and that said President and Secretary subscribed their names thereto, and said common seal was affixed, all by order of the Board of Directors of said corporation, and that the said instrument is the act and deed of said corporation.

     Witness my hand and official seal, this 1st day of May, 1996.

[SEAL]                                     /s/
Catherine L. Pasquan
                                                 -
-----------------------------

Notary Public

My Commission expires:
March 30, 1999



























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STATE OF CALIFORNIA             )

)
COUNTY OF LOS ANGELES       )

     This is to certify on the 21st day of June
1996, before me personally came Stephen R.
Maulbetsch, who, being by me duly sworn, says that he is Senior Vice President of Health Care
Property Investors, Inc., and Edward J. Henning is the Corporate Secretary of Health Care Property
Investors, Inc., the corporation described herein and which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal, and the name of the corporation was subscribed thereto by the said Senior Vice
President, and that said Senior Vice President and Corporate Secretary subscribed their names thereto, and said common seal was affixed, all by order of the Board of Directors of said corporation, and that the said instrument is the act and deed of said corporation.

     Witness my hand and official seal, this 21st day of June, 1996.

[SEAL]                                     /s/
Romy Erickson
                                                 -
-----------------------------

Notary Public

My Commission expires:
July 26, 1996



























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